© 2015 Quality Is Our Recipe, LLC Updated 2015 and Long-Term Outlook June 3, 2015 Exhibit 99.1

© 2015 Quality Is Our Recipe, LLC DAVID POPLAR Vice President Investor Relations

Today’s Agenda CEO Overview Emil Brolick Revised Guidance Todd Penegor Q&A 3

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on June 3, 2015 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization (or adjusted EBITDA), adjusted EBITDA margin and adjusted earnings per share.
Adjusted EBITDA, adjusted EBITDA margin and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are posted on www.aboutwendys.com.
Forward-Looking Statements and Non-GAAP
Financial Measures

© 2015 Quality Is Our Recipe, LLC EMIL BROLICK President & CEO

© 2015 Quality Is Our Recipe, LLC
CLOSED ON SALE OF BAKERY; PRE-TAX
PROCEEDS ~ $80M
ANNOUNCING $850 MILLION SHARE
REPURCHASE COMMENCING TODAY

ANNOUNCING $1.4 BILLION SHARE
REPURCHASE PROGRAM
UPDATING 2015 GUIDANCE AND LONG-
TERM OUTLOOK
COMPLETED $2.275 BILLION SECURITIZED
FINANCING FACILITY ON JUNE 1

© 2015 Quality Is Our Recipe, LLC TODD PENEGOR Chief Financial Officer

Recapitalization 8

•
Completed the Whole Business Securitization at ~ 6x Net Debt / 2014
Adjusted EBITDA (closed June 1)
•
Previous senior secured credit agreement has been repaid (at par)
Recapitalization Overview
New Facilities (100%
fixed rate)
Previous Facilities (Fixed & variable rates)
$2.275B ABS Term Facility
$1.3B Term Loan Facility
(A & B)
$150M VFN (Variable
Funding Note)
$200M Revolving
Credit Facility
$2.425B WBS Facility (BBB Rating)
$1.5B Bank
Facility (BB-
Rating)
$100M 7% 2025 Debentures
$100M 7% 2025 Debentures
$2.525B Total Facilities
$1.6B Total Facilities

Bakery Update 10

•
Sale of bakery operations has closed
•
Pre-tax proceeds ~$80M
•
Expected after-tax proceeds ~$50M
•
Buyer has assumed pension fund obligations
•
2014 EBITDA impact of ~$16M
•
2014 EPS impact of ~$0.02
Bakery Update

IMPACT
OF
BAKERY
SALE
ON
2015
OUTLOOK
Revised 2015 Adjusted EBITDA guidance: $375-$385M (Previous: $390-$400M)
Revised 2015 Adjusted EPS guidance: $0.31-$0.33 (Previous: $0.33 to $0.35)

Share Repurchase Program 12

•
$15M remains on existing $100M authorization; plan to utilize by end of 2015
•
New $1.4B share repurchase program approved through end of 2016:
•
~$925M Net recap proceeds
•
~$350M
Estimated
SO
III
after-tax
proceeds
•
~$50M Estimated bakery after-tax
proceeds
•
~$75M Cash from Operations + Cash on Balance Sheet through end of 2016
•
Expected Share Repurchase Execution
•
$850M initial share repurchase +  $550M additional share repurchase (Mechanism TBD)  =  $1.4B
•
$850M share repurchase program
•
$639M Dutch Tender commencing today, June 3
•
Entered into separate $211M stock purchase agreement with Trian Group
•
Expect to utilize remaining $550M authorization by end of 2016
Share Repurchase Summary

Revised 2015 and Long-Term Guidance 14

2015 and Long-Term Guidance
Adj. EPS Growth
10-17%
High Single Digit
High Single Digit
Mid-to-High Teens
CapEx
$250-$260M
$135-$145M
$80-$90M
~$75M
**Free Cash Flow
~$75M
$100-$125M
$200-$225M
$250-$275M
Adj. EPS Growth
10-17%
High Single Digit
High Teens
>20%
CapEx
$240-$250M
$130-$140M
$75-$85M
~$70M
**Free Cash Flow
~$25M
$50-$75M
$150-$200M
$200-$250M
2015
2016
2017
2018
2015
2016
2017
2018
Q1 Earnings –
May 6
*Revised Guidance

Revised 2015 Adjusted EBITDA guidance: $375-$385M (Previous: $390-$400M)
Revised 2015 Adjusted EPS guidance: $0.31-$0.33 (Previous: $0.33 to $0.35)
* Revised guidance includes the impact of the share repurchase program, the recent refinancing and the sale of the Bakery operations.
** Free Cash Flow = Cash from operations less capital expenditures (Prior to any potential reinvestment).

System
Optimization
–
Quality
of
Earnings
Evolution
50%
50%
80%
20%
2012 (A)
~23% Co. Ownership
2017 (E)
~5% Co. Ownership
Expect to have achieved cumulative G&A savings of ~$80 Million following the completion of SO III
Will have monetized ~70% of our 674 owned real estate properties
Rent &
Royalties
Company
Restaurants

Income and Growth Focus
Utilize “Excess” Cash to Repurchase Shares
1
Dividend Growth in Line with Earnings
2
Invest in the Business
4
Leveraging Our Balance Sheet
Improved Free Cash Flow
Return Cash to Shareholders
3
5
Improvement in ROIC Over Time

5

© 2015 Quality Is Our Recipe, LLC DAVID POPLAR Vice President Investor Relations

2015 Investor Relations Calendar: Key Dates
June 22
Stifel Conference (Baltusrol, NJ)
June 23
New York Road Show
August 5
2Q Earnings Release
September 10
CL King (NYC) Conference
November 4
3Q Earnings Release
November 17-18
Morgan Stanley Conference

Important Information Regarding the Tender Offer
This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of the Company’s common stock.
The
offer is being made solely by an Offer to Purchase and the related Letter of
Transmittal, as they may be amended or supplemented.
Stockholders and
investors are urged to read the Company’s commencement tender offer statement on Schedule TO filed with the SEC on June 3, 2015 in connection with the offer, which includes as exhibits the Offer to Purchase, the related Letter of Transmittal and other offer materials, as well as any amendments or supplements to the
Schedule TO when they become available, because they will contain important information.
Each of these documents will be filed with the SEC, and investors may obtain them for free at the SEC’s website (www.sec.gov) or from the Company’s information agent in connection with the offer.

Q&A 21

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